UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 18, 2006
                                                  ------------------------------


                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


             0-6966                                   13-2739290
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    (Commission File Number)               (IRS Employer Identification No.)


     251 Wedcor Avenue, Wabash, Indiana                 46992
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  (Address of Principal Executive Offices)            (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

On May 15, 2006, the Company acquired substantially all of the assets of Carolina Archery Products which manufactures and distributes archery accessories. The assets acquired include Inventory and Accounts Receivable valued at $3.3 million, patents valued at $10.4 million, other intangible assets valued at $0.7 million, and goodwill valued at $4.5 million. The total purchase price was paid in cash and was financed through the Company's current debt facilities. The Company intends to relocate the operation into its existing facilities in Gainesville, Florida.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 18, 2006                    ESCALADE, INCORPORATED

                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen, Vice President and
                                           Chief Financial Officer


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